Exhibit 99.1

United States Bankruptcy Court
Southern District of New York
X
In re:	:	Chapter 11
:
K-V Discovery Solutions, Inc. et al.,	:	Case No. 12-13346 (ALG)
:
Debtors.	X	Jointly Administered

Monthly Operating Report for the Period

July 1, 2013 to July 31, 2013

Debtors’ Address:	16640 Chesterfield Grove Road
Suite 200
Chesterfield, Missouri 63005
Telephone: (314) 645-6600

Debtors’ Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

August 15, 2013
Thomas S. McHugh
Chief Financial Officer
K-V Pharmaceutical Company

In re	K-V DISCOVERY SOLUTIONS, INC., et al.,	Case No.	12-13346 (ALG)

	Debtors.	Reporting Period:	7/1/13 - 7/31/13

		Federal Tax I.D.#	13-1587982

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR 4)			x
Copies of tax returns filed during reporting period (See Notes to MOR 4)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR 4)	MOR-4		x
Listing of Aged Accounts Payable (See MOR 7)		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x
Makena® Performance Metrics		x

NOTES TO MONTHLY OPERATING REPORT

This MOR includes activity from the following Debtors:

Debtor	Case Number
K-V Discovery Solutions, Inc.	12-13346
K-V Pharmaceutical Company	12-13347
Ther-Rx Corporation	12-13348
K-V Generic Pharmaceuticals, Inc.	12-13349
Zeratech Technologies USA, Inc.	12-13350
Drug Tech Corporation	12-13351
K-V Solutions USA, Inc.	12-13352
FP1096, Inc.	12-13353

General Notes:

The financial statements and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with GAAP.  In addition, the financial statements and supplemental information contained herein represent consolidated information.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors and exclude activity for their non-debtor subsidiaries. This information has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to changes, and these changes could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment. The Debtors are reviewing their books and records and other information on an ongoing basis to determine whether the financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to the financial statements that form a part of this MOR. The financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

The unaudited consolidated financial statements contained herein have been prepared on a going concern basis and do not reflect or provide all of the possible consequences of the ongoing chapter 11 cases. Specifically, the unaudited consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in these cases. As a result of the chapter 11 proceedings, the Debtors may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

MOR-1:

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS 1

(Dollars in thousands)

Debtor	Case Number	Cash Receipts
Ther-Rx Corporation	12-13348	$13,235
DrugTech Corporation	12-13351	25
K-V Pharmaceutical Company	12-13347	8
K-V Discovery Solutions, Inc	12-13346	0
K-V Generic Pharmaceuticals, Inc	12-13349	0
Zeratech Technologies USA, Inc	12-13350	0
K-V Solutions USA Inc	12-13352	0
FP1096, Inc	12-13353	0
Total Cash Receipts		$13,268

Debtor	Case Number	Cash [2] Disbursements
K-V Pharmaceutical Company	12-13347	$(6,694)
Ther-Rx Corporation	12-13348	(6,282)
DrugTech Corporation	12-13351	(30)
K-V Discovery Solutions, Inc	12-13346	0
K-V Generic Pharmaceuticals, Inc	12-13349	0
Zeratech Technologies USA, Inc	12-13350	0
K-V Solutions USA Inc	12-13352	0
FP1096, Inc	12-13353	0
Total Cash Disbursements		$(13,006)

Notes

1 – Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on a final basis pursuant to an order entered by the Bankruptcy Court on January 15, 2013) and is consistent with the Debtors’ historical cash management practices.  All amounts listed are the balances reported by the bank as of the end of the reporting period. Copies of bank statements will be provided upon reasonable request in writing to counsel for the Debtors.

2 – Cash disbursements during the month of July 2013 include $201 of outstanding checks.

MOR-1 (CON’T):

BANK RECONCILIATIONS 1, 2, 3, 4

(Dollars in thousands)

Debtor	Case Number	Bank and Account Description	Bank Account No. Ending In	Bank Balance
K-V Pharmaceutical Company	12-13347	Fifth Third Money Market / Investment Account	1225	$30,994
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Operating Account	9158	6,419
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Deposit Account	0941	2,141
K-V Pharmaceutical Company	12-13347	Fifth Third Bank / Nesher Escrow Account	0383	501
K-V Pharmaceutical Company	12-13347	Commerce Bank / Certificate of Deposit	2433	150
K-V Pharmaceutical Company	12-13347	AMEX Centurion Bank / Certificate of Deposit	8420	60
Drug Tech Corporation	12-13351	Wells Fargo Bank/ DrugTech Operating Acct	6823	2
Drug Tech Corporation	12-13351	US Bank / DrugTech Custody Account	3256	2
				$40,269

Notes

1 –The Debtors have not included copies of their bank statements or cash disbursement journals due to the voluminous nature of these reports. Copies of the Debtors’ bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.

2 –The Debtors reconcile their bank accounts on a monthly basis.

3 –The Debtors have excluded accounts with no balance as of the end of the reporting period.

4 –The Debtors’ bank balances exclude $245 of outstanding checks.

MOR-2:

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited; Dollars in thousands)

For the Month Ended July 31, 2013[1]
Net revenues	$11,539
Cost of sales	124
Gross profit	11,415

Research and development	972
Selling and administrative	5,915
Operating expenses	6,887
Operating income	4,528

Interest, net and other	872
Reorganization items, net	1,829
Total other expense	2,701

Income from continuing operations before income taxes	1,827
Income tax provision	1,081
Net income from continuing operations	$746

Notes

1 – The Debtors prepare their income statement on an accrual basis. Accordingly, the Debtors’ Statement of Operations, as set forth in this MOR, reflects the results of the Debtors’ operations for the month of July 2013.

MOR-3:

CONSOLIDATED BALANCE SHEET

(Unaudited; Dollars in thousands)

As of July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	39,311
Restricted cash	561
Undrawn DIP Facility proceeds	21,950
Receivables, net	24,792
Inventories, net	6,821
Other current assets	2,862
Total Current Assets	96,297
Property and equipment, less accumulated depreciation	1,253
Intangible assets, net	104,576
Other assets	15,110
Total Assets	$217,236

LIABILITIES
LIABILITIES NOT SUBJECT TO COMPROMISE:
Current Liabilities:
Accounts payable	$5,786
Accrued expenses	34,320
Other current liabilities	501
Debtor-in-Possession Financing [1]	86,612
Total Current Liabilities	127,219
Other long-term liabilities	62
Total Liabilities not subject to compromise	127,281
Total liabilities subject to compromise	585,276
Total Liabilities	712,557

SHAREHOLDERS' DEFICIT
Preferred Stock	–
Class A Common Stock	660
Class B Common Stock	96
Additional paid-in capital	206,515
Accumulated deficit	(645,183)
Less: Treasury stock	(57,409)
Total Shareholders' Deficit	(495,321)
Total Liabilities and Shareholders' Deficit	$217,236

Notes

1 – Debtor-in-Possession Financing includes the amount of $85,000 under the Debtors’ debtor-in-possession financing facility (the “DIP Facility”), which was approved pursuant to an order of the Bankruptcy Court (the “DIP Order”) entered on December 27, 2012 [Docket No. 497], as well as accrued paid-in-kind interest of $1,612. For administrative purposes, the unused proceeds of the DIP Facility are being held in an account in the name of Silver Point Finance, LLC, the agent for the DIP Facility.

MOR-4:

STATUS OF POST-PETITION TAXES 1, 2

(Dollars in thousands)

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$0	$186	$(186)	$0
FICA-Employee	0	70	(70)	0
FICA-Employer	0	70	(70)	0
Total Federal Taxes	$0	$326	$(326)	$0

State and Local
Withholding	$0	$52	$(52)	$0
Sales Tax	2	0	0	2
Unemployment Tax	0	0	0	0
Real Property	13	0	0	13
Personal Property	24	1	0	25
Franchise Tax	7	18	(60)	(35)
Total State and Local	$46	$71	$(112)	$5

Total Taxes	$46	$397	$(438)	$5

Notes

1 - The Debtors have not annexed copies of tax returns filed with various taxing authorities during the current reporting period to this MOR, nor have they included the Debtors’ IRS Form 6123 with this MOR. Copies of such tax returns and IRS Form 6123 will be provided upon reasonable request in writing to counsel for the Debtors.

2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all tax returns when due or obtaining extensions where necessary.

MOR-4 (CON’T):

SUMMARY OF UNPAID POST-PETITION DEBTS 1

(Dollars in thousands)

Description	Amount

0 - 30 days old	$2,288

31+ days old	3,498

Total Vendor Accounts Payable Post-petition	$5,786

Notes

1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.

MOR-5:

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(Dollars in thousands)

Description	Amount
0 - 30 days old	$26,209

31 - 60 days old	51

61 - 90 days old	(69)

91+ days old	1,013

Total Customer Accounts Receivable	$27,204

Customer Allowances	(2,412)

Total Accounts Receivable	$24,792

MOR-6:

PAYMENTS TO INSIDERS AND PROFESSIONALS

(Dollars in thousands)

INSIDERS
Name	Type of Payment [1]	Current Month Amount Paid	Total Paid Since August 4, 2012 [2]
Christmas, Patrick	Salary/Expenses	$19	$247
Divis, Gregory	Salary/Expenses	29	362
McHugh, Thomas	Salary/Expenses	18	241
Stancic, Ana	Director Fees/Expenses	54	180
Hermelin, David	Director Fees/Expenses	57	190
Sidransky M.D., David	Director Fees/Expenses	55	184
Bentley, Greg	Director Fees/Expenses	53	176
Lehrer, Joe	Director Fees/Expenses	74	248
Dow, Mark	Director Fees/Expenses	62	208
Baldini, Robert	Director Fees/Expenses	54	180
Total		$475	$2,216

Notes

1 – Additional detail concerning payments to the Debtors’ insiders will be provided upon reasonable request in writing to counsel for the Debtors.

MOR-6 (CONT):

PROFESSIONALS [1]

Name	Date of Court Order Authorizing Payment	Amount Requested [2]	Current Month Amount Paid	Total Paid To Date [3]	Total Invoiced & Unpaid
Alston & Bird LLP	14-Sep-12	$21	$0	$393	$21
Arnall Golden Gregory LLP	10-Oct-12	2	2	61	15
Brown Rudnick LLP [5]	07-Jun-13	24	0	109	24
Curtis, Mallet-Prevost, Colt & Mosle LLP	15-Jan-13	0	13	174	84
Dechert LLP [5]	07-Jun-13	0	0	1,059	0
Duff & Phelps, LLC	10-Oct-12	115	92	922	225
Epiq Bankruptcy Solutions, LLC	27-Sep-12	49	39	326	25
Ernst & Young, LLP	28-Sep-12	0	33	105	26
Fortgang Consulting	14-Sep-12	0	0	301	0
FourSquare Partners	5-Apr-13	13	13	88	0
Houlihan & Lokey Capital, Inc.	14-Sep-12	150	302	1,998	0
Jefferies & Company, Inc.	10-Oct-12	0	0	1,883	190
Lowenstein Sandler PC [4,5]	27-Dec-12	0	0	1,585	0
Riker, Danzig, Scherer, Hyland, Perretti LLP [5]	07-Jun-13	0	0	31	0
Sidley Austin LLP[5]	07-Jun-13	0	0	741	0
Stroock Stroock & Lavan LLP	10-Oct-12	423	0	2,833	1,478
Weil, Gotshal & Manges LLP	27-Sep-12	0	958	4,771	0
White & Case LLP [5]	07-Jun-13	0	0	741	0
Willkie Farr & Gallagher LLP	27-Sep-12	486	697	5,932	1,921
Total		$1,295	$2,149	$24,053	$4,021

Notes

1 – Represents professional services exclusive of those rendered by professionals retained by the Debtors pursuant to the September 27, 2012 order of the Bankruptcy Court authorizing the Debtors to employ and retain professionals utilized in the ordinary course of business.

2 – Represents amounts requested during the current reporting period.

3 – Represents payments made from the date of the Bankruptcy Court’s order authorizing each firm’s retention.

4 – Of the total fees paid to date, $400 represents a payment made pursuant to the DIP Order.

5 – Represents fees authorized to be paid as set forth on the record of the hearing held on June 7, 2013 [Docket 937]; see also Order: (A) Authorizing Debtors To Enter Into And Satisfy Obligations Under Share Purchase Agreement; (B) So Ordering Record Of June 7, 2013 Hearing; And (C) Granting Related Relief [Docket No. 962].

MOR-6 (CON’T):

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS 1

(Dollars in thousands)

Name of Creditor	Scheduled Monthly Payment Due	Amount Paid During Month
Building lease payable[2]	$19	$19

	Total Payments	$19

Notes

1 - The Debtors’ schedule of lease payments, as set forth in this MOR, only reflects payments made pursuant to the Debtors’ real property leases. Immaterial leases of personal property are not included in this MOR-6.

2 – On February 13, 2013, the Bankruptcy Court entered an order authorizing the Debtors to enter into a new corporate headquarters lease agreement for premises located at 16640 Chesterfield Grove Road, Suite 200, Chesterfield, Missouri [Docket No. 598].

MOR-7:

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wages payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any US Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Explanations

6	Pursuant to an order entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition customer obligations [Docket Nos. 85 & 338].
13

The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider.  Any aged amounts represent items subject to valid disputes and certain items which have been paid subsequent to the end of this reporting period.

Makena® Performance Metrics

Makena® (hydroxyprogesterone caproate injection) is the Debtors’ single-most valuable product. The information below addresses certain key performance metrics related to Makena®. The amounts shown are based on estimates and are subject to change. Gross revenues are preliminary and unaudited, and are not prepared in accordance with GAAP.

Three Months Ended	Gross Revenues ($ in thousands)(1)	Total Prescriptions (2)	Vials Shipped to Customers (3)
12/31/2012	$23,495	3,452	6,810
3/31/2013	$29,014	4,302	8,410
6/30/2013	$38,009	4,821	11,017
7/31/2013(4)	$41,507	4,715	12,031

Notes:
(1) Amounts shown are estimated based on the number of vials shipped to customers and list price/vial.

(2) Represents total prescriptions reported to the Debtors.

(3) Represents paid vials shipped to the Debtors' customers, which include specialty pharmacies and distributors.

(4) Data for the months of May 2013, June 2013, and July 2013 is used in the absence of complete data for the three months ending September 30, 2013.